Exhibit (10)(a)(v)

                              AMENDED AND RESTATED
                               GUARANTY AGREEMENT

      THIS AMENDED AND RESTATED GUARANTY AGREEMENT dated as of October 30 , 1996 ("Guaranty") and made by HRM Holdings Corp., a Delaware corporation, with an office located at 15 Gilpin Avenue, Hauppauge, New York 11788 (the "Guarantor"), in favor of American National Bank and Trust Company of Chicago, with an office at 33 North LaSalle Street, Chicago, Illinois 60690 (together with its successors and assigns, the "Lender").

                              W I T N E S S E T H:

      A. The Guarantor entered into that certain Amended and Restated Guaranty Agreement dated as of September 20, 1993 in favor of the Lender (as heretofore amended, the "Original Guaranty").

      B. Hauppauge Record Manufacturing Ltd., a New York corporation (the "Borrower"), is entering into that certain Amended and Restated Loan and Security Agreement dated as of October 30, 1996 with the Lender (such agreement, as it may hereafter be amended or otherwise modified from time to time, being hereinafter referred to as the "Loan Agreement"; capitalized terms used herein but not otherwise defined herein are used herein as defined in the Loan Agreement).

      C. The Guarantor owns all of the common stock of the Borrower and, as a result of the intercorporate and other relationships between the Guarantor and the Borrower, the Guarantor will benefit from the advances and financial accommodations provided by the Lender and the Loan Agreement, including without limitation by any distributions permitted to be made, subject to the terms and conditions of the Loan Agreement, by the Borrower with respect to its shares of common stock.

      D. As a condition precedent to the effectiveness of the Loan Agreement and any extensions of credit pursuant thereto, the Lender has required, among other things, that the Guarantor amend and restate the Original Guaranty in the form of this Guaranty.

      NOW, THEREFORE, in consideration of the above premises and any loans and other financial accommodations heretofore, now or hereafter made to or for the benefit of Borrower by the Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Guarantor hereby agrees that, effective as of the Effective Time, the Original Guaranty is amended and restated as follows:

     1. Guaranty.

     A. The Guarantor hereby absolutely, unconditionally and irrevocably guarantees the full and prompt payment when due, whether at maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise, and at all times thereafter, and the due and punctual performance, of all of the Liabilities (including without limitation any and all "Liabilities" as such term was defined in the Hauppauge LSA or the AFL LSA), including, without limitation, all sums which may become due under the terms and provisions of the Notes or the Loan Agreement, whether for principal, interest (including, without limitation, interest accruing before, during or after any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding, and, if interest ceases to accrue by operation of law by reason of any such proceeding, interest which otherwise would have accrued in the absence of such proceeding), premium, fees, expenses or otherwise, whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether enforceable or unenforceable as against the Borrower, now or hereafter existing, or due or to become due (all Liabilities together with the Costs (as hereinafter defined), collectively, the "Guaranteed Obligations"). This is a continuing guaranty of payment and not of collection.

     B. The Guarantor further agrees to pay, upon demand, all costs and expenses ("Costs"), including, without limitation, all court costs and reasonable attorneys' and paralegals' fees and expenses, paid or incurred by the Lender (i) in endeavoring to collect all or any part of the Guaranteed Obligations from, or in pursuing any action against, the Borrower, the Guarantor or any other guarantor of all or any part of the Guaranteed Obligations or (ii) in endeavoring to realize upon (whether by judicial, non-judicial or other proceedings) any collateral securing the Guarantor's liabilities under this Guaranty.

     C. The Guarantor further agrees that, if any payment made by the Borrower or any other Person is applied to the Guaranteed Obligations and is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral or any other security are required to be returned by the Lender to the Borrower, its estate, trustee, receiver or any other Person, including, without

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

limitation, the Guarantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any lien, security interest or other collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, or, if prior thereto this Guaranty shall have been cancelled or surrendered (and if any lien, security interest or other collateral securing Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien, security interest or other collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any lien, security interest or other collateral securing such obligation).

     2. Representations and Warranties. The Guarantor represents and warrants that as of the Effective Time, and continuing so long as any Guaranteed Obligations remain outstanding, and (even if there shall be no Guaranteed Obligations outstanding) so long as this Guaranty remains in effect:

     A. Corporate Existence. Each of Allied, HMG and the Guarantor is a corporation duly organized and in good standing under the laws of the state of its incorporation as set forth opposite its name on Exhibit A attached hereto and is duly qualified as a foreign corporation and in good standing in the states set forth on Exhibit A which are all of the states where the nature and extent of the business transacted by it or the ownership of its assets makes such qualification necessary, except for those jurisdictions in which the failure so to qualify would not, in the aggregate, have a material adverse effect on such Person's financial condition, results of operations or business or the ability of such Person to perform its obligations under any of the Financing Agreements to which it is a party.

     B. Corporate Authority. As to Allied, HMG and the Guarantor, the execution and delivery by such Person of each Financing Agreement to which it is a party and the performance of such Person's obligations hereunder and thereunder: (i) are within the corporate powers of such Person; (ii) are duly authorized by the Board of Directors of such Person and, if necessary, the stockholders of such Person; (iii) are not in contravention of the terms of such Person's Certificate or Articles of Incorporation, or By-Laws, or of any indenture, or other agreement or undertaking to which such Person is a party or by which such Person or any of its property is bound or any judgment, decree or order applicable to such Person; (iv) do not require any governmental consent, registration or approval; (v) do not contravene any contractual or governmental restriction binding upon such Person; and (vi) will not, except for security interests in favor of Lender under the Financing Agreements, result in the imposition of any Lien upon any property of such Person under any existing indenture, mortgage, deed of trust, loan or credit agreement or other material agreement or instrument to which such Person is a party or by which it or any of its property may be bound or affected.

     C. Binding Effect. Each of this Guaranty and all of the other Financing Agreements have been duly executed and delivered by each of Borrower, the Guarantor, HMG and Allied that is a party thereto and constitute the legal, valid and binding obligations of each such other Person that is a party thereto, enforceable against such Person in accordance with their respective terms.

     D. Financial Data. The Guarantor has furnished to the Lender the financial statements required to be delivered pursuant to the Original Guaranty prior to the Effective Time (the "Financials"). The Financials are in accordance with the books and records of the Guarantor and the other Persons covered thereby and fairly present the financial condition of the Guarantor and the other Persons covered thereby at the dates thereof and the results of operations of the Guarantor and the other Persons covered thereby and for the periods indicated. The Financials have been prepared in accordance with GAAP. The historical financial statements to be furnished to the Lender in accordance with paragraph 3.A hereof will be in accordance with the books and records of the Guarantor and the other Persons covered thereby and aries, HMG and its Subsidiaries and Allied and its Subsidiaries, as the case may be, at the dates thereof and the results of operations for the periods indicated (subject, in the case of unaudited financial statements, to normal year-end adjustments), and such financial statements will be prepared in conformity with generally accepted accounting principles consistently applied throughout the periods involved. Since June 30, 1996, there have been no changes in the condition, financial or otherwise, of the Guarantor or the other Persons as shown on the Financials, except (a) as contemplated herein or in the Loan Agreement, and (b) for changes in the ordinary course of business (none of which individually or in the aggregate has been materially adverse). All information, reports and other papers and data furnished to the Lender are or will be, at the time the same are so furnished to the Lender, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Lender a true and accurate knowledge of the subject matter thereof.

     E. Tax Liabilities. As of the Effective Time, each of Allied, HMG, the Guarantor and Borrower has filed all federal, state and local tax reports and returns required by any law or regulation to be filed by them except for extensions duly obtained, and has either duly paid all taxes, duties and charges indicated due on the basis of such returns and reports, or made adequate provision for the payment thereof, and the assessment of any material amount of additional taxes in excess of those paid and reported is not reasonably expected. As of the Effective Date, except as set forth on Schedule 6.9 to the Loan Agreement hereto, no federal income tax returns of Allied, HMG, Guarantor or Borrower (or in the case of Borrower's predecessor, AFL, no federal income tax returns of AFL for periods after March 31, 1980) have been audited by the Internal Revenue Service. As of the Effective Time, the reserves for taxes reflected on the balance sheets included in the Financials are, and the reserves for taxes reflected on the balance sheets submitted to the Lender in accordance with the terms of paragraph 3.A hereof will be as of the dof all liabilities for all federal, state and local taxes (whether or not disputed) of all Persons covered thereby accrued through the date of such balance sheets. As of the Effective Time, there are no material unresolved questions or claims concerning any tax liability of Allied, HMG or the Guarantor.

     F. Loans. Except as disclosed on Exhibit B attached hereto, as of the Effective Time there are no loans or other indebtedness for borrowed money of the Guarantor, HMG or Allied or any guaranties made by the Guarantor, HMG or Allied, except in favor of the Lender.

     G. Subsidiaries. As of the Effective Time, the Guarantor has no Subsidiaries except for the Borrower; HMG has no Subsidiaries other than the Guarantor and the Borrower; and Allied has no Subsidiaries other than AFL, HMG, the Guarantor and the Borrower.

     H. Litigation and Proceedings. As of the Effective Time, there are no judgments outstanding against Allied, HMG or the Guarantor nor is there now pending or, to the best of the Guarantor's knowledge after diligent inquiry, threatened, any litigation, investigation, contested claim, arbitration or governmental proceeding by or against Allied, HMG or the Guarantor, except judgments and pending or threatened litigation, investigations, contested claims and governmental proceedings which are not, in the aggregate, material to Allied's, HMG's, the Guarantor's or Borrower's financial condition, results of operations or business.

     I. Other Agreements. As of the Effective Time, none of Allied, HMG nor the Guarantor is in default under any material contract, lease, or commitment to which it is a party or by which it is bound. As of the Effective Time, the Guarantor knows of no dispute regarding any contract, lease, or commitment which is material to the continued financial success and well-being of Allied, HMG, the Guarantor or the Borrower.

     J. Employee Controversies. As of the Effective Time, there are no controversies pending or, to the best of the Guarantor's knowledge after diligent inquiry, threatened or anticipated, between Allied, HMG, the Guarantor or the Borrower and any of their employees, other than employee grievances arising in the ordinary course of business which are not, individually or in the aggregate, material to the continued financial success and well-being of Allied, HMG, the Guarantor or the Borrower. None of Allied, HMG, the Guarantor or the Borrower has any accrued and unpaid liability to any of its employees arising under the Federal Fair Labor Standards Act, as amended.

     K. Compliance with Laws and Regulations. The execution and delivery by Allied, HMG, the Guarantor and the Borrower of the Financing Agreements to which it is a party and the performance of such Person's obligations hereunder and thereunder are not in contravention of any law or laws. As of the Effective Time, Allied, HMG, the Guarantor and Borrower are in compliance with all laws, orders, regulations and ordinances of all Governmental Authorities relating to its respective business, operations and assets, except for laws, orders, regulations and ordinances the violation of which would not, individually or in the aggregate, have a material adverse effect on its respective financial condition, results of operations or business.

     L. Financial Condition. There has been no material adverse change in the financial condition, results of operations or business of Allied, HMG or the Guarantor since the last day of their Fiscal Year ending on or about July 31, 1996.

     M. Survival of Warranties. All representations and warranties contained in this Guaranty shall survive the execution and delivery of this Guaranty.

     3. Affirmative Covenants. The Guarantor covenants and agrees that, so long as any Guaranteed Obligations remain outstanding, and (even if there shall be no Guaranteed Obligations outstanding) so long as this Guaranty remains in effect:

     A. Financial Statements. The Guarantor shall, and shall cause Allied and each of its Subsidiaries to, keep proper books of record and account in which full and true entries will be made of all dealings or transactions of or in relation to the business and affairs of such Person in accordance with GAAP, and the Guarantor shall cause to be furnished to the Lender:

          (i) Monthly. At the request of Lender, as soon as practicable, and in any event within twenty (20) days (provided such period shall be forty-five (45) days for each month ending concurrently with the end of each Fiscal Year) after the end of each fiscal month (including each fiscal month occurring during the 90-day delivery period applicable to the delivery of annual financial statements furnished to the Lender pursuant to paragraph 3.A(ii) hereof):

          (a) consolidated and consolidating statements of income, retained earnings and cash flow of the Guarantor and its Subsidiaries, HMG and its Subsidiaries and Allied and its Subsidiaries for such fiscal month and for the period from the beginning of the then current Fiscal Year to the end of such fiscal month and consolidated and consolidating balance sheets of the Guarantor and its Subsidiaries, HMG and its Subsidiaries and Allied and its Subsidiaries as of the end of such fiscal month, setting forth in each case, in comparative form, figures (1) in the case of statements, for the corresponding periods in the preceding Fiscal Year and (2) in the case of balance sheets, as of a date one year earlier, all in reasonable detail and certified as accurate by the chief financial officer, chief executive officer or president of the Guarantor pursuant to a certificate in the form of Exhibit C attached hereto, subject to changes resulting from normal year-end adjustments;

          (b) consolidated and consolidating statements in which the actual cash flow and income for Guarantor and its Subsidiaries, HMG and its Subsidiaries and Allied and its Subsidiaries for such fiscal month and for the period from the start of the then current Fiscal Year to the end of such fiscal month, and the actual balance sheets at the end of such fiscal month (in each case as required to be delivered pursuant to paragraph 3.A(i)(a) hereof) are compared with the corresponding projected statements of income and cash flow and balance sheets for such periods and time furnished to the Lender pursuant to paragraph 3.A(iii) below, in each case in the same format as the audited statements of income and cash flow and the audited balance sheets;

          (c) (I) copies of all operating statements for such fiscal month prepared by Allied or any of its Subsidiaries for internal use, including, without limitation, statements of cash flow, purchases and sales of inventory and other similar data as the Lender may reasonably request, and
     (II) a comparison of actual cash flow and capital expenditures for Guarantor and its Subsidiaries, HMG and its Subsidiaries and Allied and its Subsidiaries with amounts budgeted for such fiscal month; and

          (d) in the event that any of the foregoing statements indicate that Allied or any of its Subsidiaries has varied in any material respect from any financial projections provided to the Lender, a statement of explanation of such deviation from the chief financial officer, chief executive officer or president of the Guarantor;

(notwithstanding the foregoing, consolidated and consolidating statements as to Allied and its Subsidiaries (but not HMG or the Guarantor or their respective Subsidiaries) shall only be required to be delivered on a quarterly basis as soon as practicable and in any event within forty-five (45) days of the end of each quarter of each Fiscal Year of such Persons);

          (ii) Annual. At the request of Lender, as soon as practicable and in any event within ninety (90) days after the end of each Fiscal Year of any of the Guarantor, HMG or Allied, audited consolidated and unaudited consolidating statements of income, retained earnings and cash flow of the Guarantor and its Subsidiaries, HMG and its Subsidiaries or Allied and its Subsidiaries, as the case may be, for such Fiscal Year, and an audited consolidated and unaudited consolidating balance sheet of the Guarantor and its Subsidiaries, HMG and its Subsidiaries or Allied and its Subsidiaries, as the case may be, as of the end of such Fiscal Year, setting forth in each case, in comparative form, corresponding figures for the period covered by the preceding annual audit (in the case of statements) and as of the end of the preceding Fiscal Year (in the case of balance sheets), all in reasonable detail and satisfactory in scope to the Lender and audited by independent certified public accountants selected by the Guarantor and reasonably satisfactory to the Lender (the "Auditors"), whose opinion shall be in scope and substance satisfactory to the Lender and the Guarantor shall use its best efforts to cause such opinion to be addressed on its face to the Lender or to be the subject of a reliance letter from such accountants permitting the Lender to rely on the contents thereof as if prepared specifically for use by the Lender (provided the unaudited consolidating financial statements required by this paragraph 3.A(ii) shall be included in the Auditor's report required hereunder and referred to as the information used by the Auditors in preparing the consolidated financial statements and the Auditors may refer to such consolidating statements as for information purposes only and refrain from expression of an opinion thereon);

          (iii) Budget. At the request of Lender, as soon as practicable and in any event within thirty (30) days before the start of each Fiscal Year of the Guarantor, HMG or Allied, an annual consolidated budget of Allied and its Subsidiaries for the succeeding Fiscal Year in reasonable detail (on a fiscal month basis), including balance sheets, statements of anticipated income and cash flow on a consolidated basis for the succeeding Fiscal Year (on a fiscal month basis) in reasonable detail, and a detailed statement of the methods and assumptions used in the preparation of such budget;

          (iv) Letters from Accountants and Consultants. As soon as practicable and in any event within ten (10) days of delivery to Allied or any of its Subsidiaries, a copy of (i) each "Management Letter" prepared by Allied's or any of its Subsidiaries' independent certified public accountants in connection with the financial statements referred to in paragraph 3.A(ii) hereof and (ii) to the extent that such letters may from time to time be issued by Allied's or any of its Subsidiaries' independent certified public accountants or other management consultants (collectively, "Accounting Systems Letters"), any letter issued by any such independent certified public accountants or other management consultants with respect to recommendations relating to Allied's or any of its Subsidiaries' financial or accounting systems or controls;

          (v) Default Notices. As soon as practicable (but in any event not more than five (5) days) after any officer of Allied or any of its Subsidiaries obtains knowledge of the occurrence of an event or the existence of a circumstance giving rise to an Event of Default or a Default, notice of any and all Events of Default or Defaults;

          (vi) [INTENTIONALLY OMITTED]

          (vii) Other Defaults and Material Information. As soon as practicable (but in any event not more than five (5) days) after any officer of Allied or any of its Subsidiaries obtains knowledge of the occurrence of an event or the existence of a circumstance giving rise to a default under, or which with the passage of time, notice or both would constitute a default under (a "potential default"), or a material violation of any term of the HMG Notes, the Series B Notes, the VCA Note, the Smith Subordinated Notes, the Subordinated Note, the Affiliated Leases or any other documents relating to any credit facilities maintained by

     Allied or any of its Subsidiaries or any Credit Party (or any Subsidiary of any Credit Party), notice of such default, potential default or violation, and immediately upon the receipt thereof, copies of any notices of any default, potential default or material violation and any other material correspondence received or information known by Allied or any of its Subsidiaries relating to the HMG Notes, the Series B Notes, the VCA Note, the Smith Subordinated Notes, the Subordinated Note, the Affiliated Leases or any other documents relating to any credit facilities maintained by Allied or any of its Subsidiaries or any Credit Party (or any Subsidiary of any Credit Party);

          (viii) Reports and Other Information. Promptly upon the transmission thereof, copies of all such financial statements, proxy statements, notices and reports as Allied or any of its Subsidiaries may send to Allied's public stockholders and copies of all registration statements (without exhibits) and all reports which Allied or any of its Subsidiaries files with the Securities and Exchange Commission (or any governmental body or agency succeeding to the functions of the Securities and Exchange Commission), including without limitation Allied's Annual Report on Form 10K and Allied's Quarterly Report on Form 10Q; and

          (ix) Other Information. With reasonable promptness, such other business or financial data as the Lender may reasonably request.

     The Guarantor further agrees that upon the receipt by Allied or any of its Subsidiaries of any Accounting Systems Letters wherein such accountants or consultants have made recommendations for improvements to the financial or accounting systems or controls of the Allied or any of its Subsidiaries, the Guarantor shall, and shall cause Allied and its Subsidiaries to, promptly commence actions to correct any material defects in or make improvements to such financial or accounting systems or controls unless the Lender otherwise consents or Allied or such Subsidiary reasonably disagrees with the need for such actions.

     All financial statements delivered to the Lender pursuant to the requirements of this paragraph 3.A (except where otherwise expressly indicated) shall be prepared in accordance with GAAP (subject in the case of interim financial statements to the lack of footnotes and normal year-end adjustments) consistently applied, except for changes therein with which the independent certified public accountants issuing the opinion on the financial statements delivered pursuant to paragraph 3.A(ii) hereof have previously concurred in writing. Together with each delivery of financial statements required by paragraph 3.A(i) and 3.A(ii) hereof, the Guarantor shall deliver to the Lender a certificate of the chief financial officer, chief executive officer or president of the Guarantor in the form attached hereto as Exhibit C stating that there exists no Default or Event of Default, or, if any Default or Event of Default exists, specifying the nature and the period of existence thereof and what action the Guarantor and any of its Affiliates proposes to take with respect thereto. Together with each delivery of financial statements required by paragraph 3.A(ii) hereof, the Guarantor shall deliver to the Lender a certificate of the independent certified public accountants who performed the audit in connection with such statements stating that in making the audit necessary to the issuance of a report on such financial statements, they have obtained no knowledge of any Default or Event of Default, or, if such accountants have obtained knowledge of a Default or Event of Default, specifying the nature and period of existence thereof. Such accountants shall not be liable by reason of any failure to obtain knowledge of any Default or Event of Default which would not be disclosed in the ordinary course of an audit.

     The Lender shall exercise reasonable efforts to keep such information, and all information acquired as a result of any inspection conducted in accordance with paragraph 3.B hereof, confidential, provided that the Lender may communicate such information (a) to any other Person in accordance with the customary practices of commercial banks relating to routine trade inquiries, (b) to any regulatory authority having jurisdiction over theLender's sale of any participations in the Liabilities or assignment of any rights and obligations of the Lender under the Loan Agreement, this Guaranty or any other Financing Agreements or in connection with any refinancing of all or any portion of the Liabilities, and, provided such Person agrees to keep such information confidential to the extent set forth herein, to any Person to whom Lender proposes to sell such participations or proposes to make such an assignment, (d) to any other Person in connection with the exercise of the Lender's rights under this Guaranty or under any of the Financing Agreements, (e) to any Person in any litigation in which the Lender is a party, (f) to any Person if the Lender believes in good faith that disclosure is necessary or appropriate to comply with any applicable law, rule or regulation or in response to a subpoena, order or other legal process or informal investigative demand, whether issued by a court, judicial or administrative or legislative body or committee or other governmental authority, or (g) to any Affiliate of the Borrower. Notwithstanding the foregoing, information shall not be deemed to be confidential to the extent such information (i) was already lawfully in the possession of the Lender prior to August 31, 1992 with respect to the Guarantor or Borrower, prior to August 31, 1993 with respect to HMG or prior to March 31, 1994 with respect to Allied or AFL, (ii) is available in the public domain, (iii) becomes available in the


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

public domain other than as a result of unauthorized disclosure by the Lender or
(iv) is acquired from a Person not known by the Lender to be in breach of an obligation of secrecy to Allied or its Subsidiaries. The Guarantor authorizes Lender, and shall cause HMG and each of its Subsidiaries and Allied and each of its Subsidiaries to authorize the Lender, to discuss the financial condition of the Guarantor and its Subsidiaries, HMG and its Subsidiaries and Allied and each of its Subsidiaries with each such Person's independent certified public accountants and agrees that such discussion or communication shall be without liability to either the Lender or such independent certified public accountants.

     B. Inspection. The Lender, or any Person designated by the Lender (including without limitation any Participant) in writing, shall have the right, from time to time hereafter, to call at Allied's or any of its Subsidiaries' place or places of business (or any other place where the Collateral or any information relating thereto is kept or located) during reasonable business hours, and, without hindrance or delay, (i) to inspect, audit, check and make copies of and extracts from Allied's and each of its Subsidiaries' books, records, journals, orders, receipts and any correspondence and other data relating to the business of Allied and its Subsidiaries or to any transactions between Allied or any of its Subsidiaries and the Lender, (ii) to make such verification concerning the Collateral as the Lender may consider reasonable under the circumstances, and (iii) to discuss the affairs, finances and business of Allied and its Subsidiaries with any officers, employees or directors of Allied or its Subsidiaries (including without limitation the Guarantor). The Guarantor shall pay on demand all photocopying expenses incurred by the Lender under this paragraph 3.B.shall engage in no business and shall have no assets (other than (i) the capital stock of Borrower, (ii) cash received as dividends from the Borrower pursuant to subsection 8.8 of the Loan Agreement and payments on the Subordinated Note permitted under the Loan Agreement, (iii) intangible assets representing capitalized financing costs arising in connection with the CVC Credit Agreement or any future financing. The Guarantor shall, and shall cause HMG to, (i) maintain its corporate existence, (ii) maintain in full force and effect all licenses, bonds, franchises, leases, patents, permits, contracts and other rights necessary or desirable to the profitable conduct of its business, (iii) continue in, and limit its operations to, the same general line of business as that presently conducted by it and (iv) comply with all laws, orders, regulations and ordinances of any Governmental Authority, except for such laws, orders, regulations and ordinances the violation of which would not, individually or in the aggregate, have a material adverse effect on such Person's financial condition, results of operations or business or such Person's ability to perform its obligations under the Financing Agreements to which it is a party. The Guarantor shall, and shall cause HMG to, pay promptly all liabilities to all of its employees arising under the minimum wage and maximum hour provisions of the Fair Labor Standards Act, as the same may be amended from time to time.

     D. Claims and Taxes. The Guarantor agrees to indemnify and hold the Lender and each Participant and each of their respective officers, directors, employees, attorneys and agents harmless from and against any and all claims, demands, liabilities, losses, damages, penalties, costs, and expenses (including without limitation reasonable attorneys' and consultants' fees) relating to or in any way arising out of the possession, use, operation or control of any of the assets of Allied or any of its Subsidiaries (includ the extent directly arising from the gross negligence or willful misconduct of the Lender. The Guarantor shall, and shall cause Allied and each of its Subsidiaries to, pay or cause to be paid all license fees, bonding premiums and related taxes and charges, and pay or cause to be paid all of such Person's real and personal property taxes, assessments and charges and all of such Person's franchise, income, unemployment, use, excise, old age benefit, withholding, sales and other taxes and other governmental charges assessed against such Person, or payable by such Person, at such times and in such manner as to prevent any penalty from accruing or any Lien from attaching to the property of such Person, provided that such Person shall have the right to contest in good faith, by an appropriate proceeding promptly initiated and diligently conducted, the validity, amount or imposition of any such tax, assessment or charge, and during the pendency of such good faith contest to delay or refuse payment thereof, if
(i) such Person establishes adequate reserves to cover such contested taxes, assessments or charges, and (ii) such contest does not have a material adverse effect on the financial condition, results of operations or business of such Person, the ability of such Person to pay its indebtedness or satisfy its obligations to the Lender, or the priority or value of the Lender's security interest in the Collateral or any collateral or other security provided to the Lender.

     E. Notice of Suit or Adverse Change in Business. The Guarantor shall as soon as possible, and in any event within five (5) Business Days after any officer of Allied or any of its Subsidiaries learns of the following, give written notice to the Lender of (i) any material proceeding(s) (including without limitation litigation, investigations, arbitration or governmental proceedings) being instituted or threatened to be instituted by or against any of the foregoing entities in any federal, state, local orther regulatory body (federal, state, local or foreign), (ii) notice that the operations of any of the foregoing entities are not in full compliance with all requirements of applicable federal, state or local environmental, health and safety statutes and regulations, except for notices as to matters which, either individually or in the aggregate, could not have a material adverse effect on such Person's financial condition, results of operations or business or on the value of any material portion of the Collateral, (iii) notice that any of the foregoing entities is subject to federal or state investigation evaluating whether any remedial action is needed to respond to the release of any hazardous or toxic waste, substance or constituent, or other substance into the environment, (iv) notice that any properties or assets of any of the foregoing entities are subject to an Environmental Lien, and (v) any material adverse change in any of the foregoing entities' financial condition, results of operations or business.

     4. Negative Covenants. The Guarantor covenants and agrees that so long as any Guaranteed Obligations remain outstanding, and (even if there shall be no Guaranteed Obligations outstanding) so long as this Guaranty remains in effect (unless the Lender shall give its prior written consent thereto):

     A. Encumbrances. The Guarantor will not, and will not permit HMG to, create, incur, assume or suffer to exist any security interest, mortgage, pledge, lien or other encumbrance of any nature whatsoever on any of such Person's assets, other than liens and security interests in favor of the Lender. The Guarantor shall not, and shall not permit HMG to, permit the filing of any financing statement naming the Guarantor or HMG as debtor, except for financing statements filed with respect to liens or security interests expressly permitted by this Guaranty.

     B. Indebtedness. The Guarantor shall not, and shall not permit HMG to, incur, create, assume, become or be liable in any manner with respect to, or permit to exist, any obligations of a type which would appear on a balance sheet of such Person in accordance with GAAP, Capitalized Lease Obligations or indebtedness, except (i) with respect to the Guarantor or HMG, liabilities associated with its organization and maintenance of its corporate existence,
(ii) with respect to HMG, indebtedness of HMG under the HMG Notes and the Series B Notes and other funded indebtedness on terms and subject to agreements in form and substance, and from financial institutions, satisfactory to Lender in its sole discretion exercised in Good Faith the proceeds of which are contributed to the capital of the Guarantor and then contributed by the Guarantor to the capital of the Borrower and (iii) with respect to the Guarantor, funded indebtedness of the Guarantor on terms and subject to agreements in form and substance, and from financial institutions, satisfactory to Lender in its sole discretion exercised in Good Faith the proceeds of which are contributed to the capital of the Borrower. Except as otherwise permitted by this Guaranty, the Guarantor shall not, and shall not permit HMG to, pay any obligations or indebtedness before the same is due, except to the extent expressly permitted by paragraph 4.O l not, and shall not permit HMG to, recapitalize, consolidate with, merge with, or otherwise acquire all or substantially all of the assets or properties of any other Person or enter into any agreement with respect to the foregoing.

     D. Investments or Loans. The Guarantor shall not, and the Guarantor shall not permit HMG to, make or permit to exist investments or loans in or to any other Person, except (i) HMG's investment in the Guarantor, (ii) the Guarantor's investment in the Borrower and the Subordinated Note and (iii) HMG and the Guarantor may make investments of the types and subject to the limitations set forth in clause (i), (ii) or (iii) of subsection 8.4 of the Loan Agreement.

     E. Guarantees. The Guarantor shall not, and shall not permit HMG to, guarantee, endorse or otherwise in any way become or be responsible for obligations of any other Person, whether by agreement to purchase the indebtedness of any other Person or through the purchase of goods, supplies or services, or maintenance of working capital or other balance sheet covenants or conditions, or by way of stock purchase, capital contribution, advance or loan for the purpose of paying or discharging any indebtedness or obligation of such other Person or otherwise, except (i) this Guaranty, (ii) endorsements of negotiable instruments for collection in the ordinary course of business and
(iii) the Allied Security Agreement.

     F. Disposal of Property. The Guarantor shall not, and shall not permit HMG to, sell, lease, transfer or otherwise dispose of any of the Collateral or any of its other properties, assets and rights to any Person.

     G. Compensation to Officers and Others. Except as set forth on Exhibit E attached hereto, the Guarantor shall not, and shall not permit HMG to, make any loans to, or pay any bonuses, fees or other amounts to any officers, directors, employees or stockholders of such Person or of Allied.

     H. Dividends and Stock Redemptions. The Guarantor shall not, and the Guarantor shall not permit any of its Subsidiaries or HMG to, directly or indirectly, (i) redeem, purchase or otherwise retire any of its shares of capital stock, (ii) declare or pay any dividends on any class or classes of capital stock, (iii) return capital of such Person to its stockholders, or (iv) make any other distribution on or in respect of any shares of any class of capital stock of such Person; provided, however, that (a) the Borrower may declare and pay dividends on its capital stock to the extent permitted by subsection 8.8 of the Loan Agreement, (b) if no Default or Event of Default has occurred and is continuing or would occur as a result thereof, the Guarantor may declare and pay cash dividends on its shares of Class A Common Stock as follows:

     (I) out of the dividends permitted and paid to Guarantor by Borrower pursuant to clause (a) of the proviso of subsection 8.8 of the Loan Agreement (or prepayments of the Subordinated Note permitted in lieu thereof), cash dividends at the

Effective Time in an amount equal to the aggregate amount of the dividends so paid by Borrower (and prepayments on the Subordinated Note so made by Borrower) which will be used by HMG, together with the proceeds of the HMG Notes, to pay the principal and accrued interest on the Series A Note in full and terminate the Series A N proviso of subsection 8.8 of the Loan Agreement, cash dividends to enable HMG to pay the regularly scheduled payments of interest due and payable under the HMG Notes and the Series B Notes, respectively, set forth on
Schedule 8.8 of the Loan Agreement, or pay interest or make advances of interest on the HMG Notes as otherwise permitted pursuant to such clauses;

     (III) out of the dividends permitted and paid to the Guarantor by Borrower pursuant to clause (d) of the proviso of subsection 8.8 of the Loan Agreement, cash dividends on any HMG Notes Maturity Date to enable HMG to pay the unpaid principal amount of the HMG Notes on such date, provided that after giving effect thereto the aggregate amount of all dividends paid on all HMG Notes Maturity Dates pursuant to this clause (III) does not exceed $2,000,000; and

     (IV) out of the dividends permitted and paid to the Guarantor by Borrower pursuant to clause (e) of the proviso of subsection 8.8 of the Loan Agreement, cash dividends on January 1, 1999 to enable HMG to pay the unpaid principal amount of the Series B Notes on such date, provided that after giving effect thereto the aggregate amount of all dividends paid pursuant to this clause (IV) does not exceed $916,659.

     I. Issuance of Stock. The Guarantor shall not, and shall not permit HMG to, issue or distribute any capital stock or other securities (or any warrants or rights for the purchase of any capital stock or other securities of such Person) for consideration or otherwise.

     J. Amendment of Articles of Incorporation or By-Laws; Corporate Name. The Guarantor shall not, and shall not permit HMG to, amend such Person's Articles or Certificate of Incorporation or By-Laws, except that the Guarantor or HMG may amend its Articles or Certificate of Incorporation to effect a change in its corporate name, provided that such Person furnishes to the Lender such financing statements executed by the Borrower which the Lender may request prior to the filing of such amendment and furnishes to the Lender a copy of such amendment, certified by the Secretary of State of such Person's jurisdiction of incorporation, within ten (10) days of the date such amendment is filed with such Secretary of State.

     K. Transactions and Affiliates. Except as set forth on Exhibit D attached hereto or as expressly permitted in the Loan Agreement, the Guarantor will not, and will not permit HMG to, enter into any transaction with any Affiliate, including, without limitation: (a) the making of any loans to, or the payment of any bonuses, fees or other money to, any Affiliate, and (b) the purchase, sale or exchange of property or the rendering of any service to any Affiliate, except as contemplated by paragraphs 4.H, 4.N and 4.O hereof. The term "Affiliate" as used in this paragraph 4.K shall have the meaning given in subsection 1.1 of the Loan Agreement and also shall include any executive officer, director, employee or stockholder of the Guarantor or any Affiliate of the Borrower or any Person related to any such Person within the third degree of consanguinity.

     L. Fiscal Year. The Guarantor shall not, and shall not permit HMG to, change such Person's Fiscal Year.

     M. Subsidiaries. The Guarantor shall not, and shall not permit HMG to, form or acquire any new Subsidiaries.

     N. Amendment of Various Documents. The Guarantor shall not, and shall not permit HMG to, enter into or consent to any modification or alteration of the HMG Notes, the Series B Notes, the Merger Documents, the Allied Tax Sharing Agreement, the Subordinated Note or the righny of the foregoing, except modifications or alterations of the HMG Notes or the Series B Notes which extend the maturity, or decrease the rate of interest payable under, the HMG Notes or the Series B Notes or modify covenants or agreements contained in the HMG Notes or the Series B Notes to make them less burdensome to HMG.

     O. HMG Securities and Subordinated Note. The Guarantor shall not, and shall not permit HMG or Borrower to, directly or indirectly, redeem, purchase or otherwise retire, or make any payment with respect to, any of the HMG Notes, the Series B Notes or the Subordinated Note, except that (i) dividends may be declared and paid by Borrower to the extent permitted by the terms of subsection
8.8 of the Loan Agreement and by the Guarantor to the extent permitted by the terms of Paragraph 4.H of this Guaranty which will enable HMG to make payments on the HMG Notes and Series B Notes contemplated thereby and hereby and (ii) prepayments of the Subordinated Note may be made to the extent permitted by the Loan Agreement.

     5. Waivers; Other Agreements.

     A. The Lender is hereby authorized, without notice to or demand upon the Guarantor, which notice or demand is expressly waived hereby, and without discharging or otherwise affecting the obligations of the Guarantor hereunder (which shall remain absolute and unconditional notwithstanding any such action or omission to act), from time to time, to:

          (i) supplement, renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, the Guaranteed Obligations, or any portion thereof, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including, without limitation, the Loan Agreement and the other Financing Agreements) now or hereafter executed by the Borrower and delivered to the Lender, including, without limitation, any increase or decrease of the principal amount thereof or the rate of interest thereon;

          (ii) waive or otherwise consent to noncompliance with any provision of any agreement, document or instrument (including, without limitation, the Loan Agreement and the other Financing Agreements) evidencing or in respect of the Guaranteed Obligations, or any part thereof, now or hereafter executed by the Borrower and delivered to the Lender;

          (iii) accept partial payments on the Guaranteed Obligations;

          (iv) receive, take and hold security or collateral for the payment or performance of the Guaranteed Obligations, or any part thereof, or for the payment or performance of any guaranties of all or any part of the Guaranteed Obligations, and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such security or collateral;

          (v) apply any and all such security or collateral and direct the order or manner of sale thereof as the Lender may determine in its sole discretion;

          (vi) settle, release, compromise, collect or otherwise liquidate the Guaranteed Obligations, or any part thereof, or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Guaranteed Obligations, or any part thereof, or any other guaranty therefor, in any manner;

          (vii) add, release or substitute any one or more other guarantors, makers or endorsers of all or any part of the Guaranteed Obligations and otherwise deal with the Borrower or any other guarantor, maker or endorser as the Lender may elect in its sole discretion;

          (viii) apply any and all payments or recoveries from the Guarantor, from the Borrower or from any other guarantor, maker or endorser of all or any part of the Guaranteed Obligations to the Guaranteed Obligations in such order as the Lender in its sole discretion may determine, whether such Guaranteed Obligations are secured or unsecured or guaranteed or not guaranteed by others;

          (ix) apply any and all payments or recoveries from the Guarantor or any other guarantor, maker or endorser of all or any part of the Guaranteed Obligations or sums realized from security furnished by any of them upon any of their indebtedness or obligations to the Lender, as the Lender in its sole discretion may determine, whether or not such indebtedness or obligations relate to the Guaranteed Obligations; and

          (x) refund at any time, at the Lender's sole discretion, any payment received by the Lender in respect of any Guaranteed Obligations, and payment to the Lender of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any lien, security interest or other collateral shall have been released or terminated by virtue thereof) by the Lender, and such prior cancellation or surrender (or release or termination) shall not diminish, release, discharge, impair or otherwise affect the obligations of the Guarantor hereunder in respect of the amount so refunded (and any lien, security interest or other collateral so released or terminated shall be reinstated with respect to such obligations).

     B. The Guarantor hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of:

          (i) the invalidity or unenforceability of any security for or other guaranty of all or any part of the Guaranteed Obligations or of any promissory note or other agreement, document or instrument (including, without limitation, the Loan Agreement and the Financing Agreements) evidencing or in respect of all or any part of the Guaranteed Obligations, or the lack of perfection or continuing perfection or failure of priority of any security for all or any part of the Guaranteed Obligations or any other guaranty therefor;

          (ii) the absence of any attempt to collect the Guaranteed Obligations, or any portion thereof, from the Borrower or any other guarantor or other action to enforce the same;

          (iii) any failure by the Lender to acquire, perfect and maintain any security interest in, or to preserve any rights to, any security or collateral for all or any part of the Guaranteed Obligations or any guaranty therefor;

          (iv) any election by the Lender in any proceeding instituted under Chapter 11 of Title 11 of the United States Code (11 U.S.C. ss. 101 et seq.) (the "Bankruptcy Code");

          (v) any borrowing or grant of a security interest by the Borrower, as debtor-in-possession, or extension of credit, under the Bankruptcy Code;

          (vi) the disallowance, under the Bankruptcy Code, of all or any portion of the Lender's claim(s) for repayment of the Guaranteed Obligations;

          (vii) any use of cash collateral under the Bankruptcy Code;

          (viii) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

          (ix) the avoidance of any lien in favor of the Lender for any reason;

          (x) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against the Borrower, the Guarantor or any other guarantor, maker or endorser, including without limitation, any discharge of, or bar or stay against collecting or accelerating, all or any of the Guaranteed Obligations (or any interest thereon) in or as a result of any such proceeding;

          (xi) any failure by the Lender to file or enforce a claim against the Borrower or its estate in any bankruptcy or insolvency case or proceeding;

          (xii) any action taken by the Lender that is authorized by this Guaranty;

          (xiii) any election by the Lender under Section 9-501(4) of the Uniform Commercial Code as enacted in any relevant jurisdiction as to any security for the Guaranteed Obligations or any guaranty of all or any part of the Guaranteed Obligations; or

          (xiv) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor.

     C. Until the Guaranteed Obligations shall have been paid and performed in full and all of the Financing Agreements shall have been terminated, the Guarantor shall have no right of subrogation and hereby waives any right to enforce any remedy which the Lender now has or may hereafter have against the Borrower or any guarantor of all or any part of the Guaranteed Obligations, and the Guarantor hereby waives any benefit of, and any right to participate in, any security or collateral given to the Lender to secure payment or performance of any of the Guaranteed Obligations or any other liability of the Borrower to the Lender. The Guarantor further agrees that any and all claims of the Guarantor against the Borrower or any guarantor of all or any part of the Guaranteed Obligations, or against any of their respective properties, arising by reason of this Guaranty, including without limitation by reason of any payment by the Guarantor to the Lender pursuant to the provisions hereof, shall be subordinate and subject in right of payment to the prior payment, in full, of all principal and interest, all reasonable costs of collection (including attorneys' and paralegals' fees) and payment and performance in full of any other liabilities or obligations to the Lender by the Borrower, including without limitation the Liabilities, which may arise either with respect to or on any Financing Agreement or any other note, instrument, document, item, agreement or other writing heretofore, now or hereafter delivered to the Lender. The Guarantor further waives:

          (i) any requirements of diligence or promptness on the part of the Lender;

          (ii) presentment, demand for payment or performance and protest and notice of protest with respect to the Guaranteed Obligations or any guaranty with respect thereto;

          (iii) notices (a) of nonperformance, (b) of acceptance of this Guaranty, (c) of default in respect of the Guaranteed Obligations, (d) of the existence, creation or incurrence of new or additional indebtedness, arising either from additional loans extended to the Borrower or otherwise,
     (e) that the principal amount, or any portion thereof, and/or any interest on any document or instrument evidencing all or any part of the Guaranteed Obligations is due, (f) of any and all proceedings to collect from the Borrower, any maker, endorser or any other guarantor of all or any part of the Guaranteed Obligations, or from anyone else, and (g) of exchange, sale, surrender or other handling of any security or collateral given to the Lender to secure payment of the Guaranteed Obligations or any guaranty therefor;

          (iv) any right to require the Lender to (a) proceed first against the Borrower, or any other Person whatsoever, (b) proceed against or exhaust any security given to or held by the Lender in connection with the Guaranteed Obligations, or (c) pursue any other remedy in the Lender's power whatsoever;

          (v) any defense arising by reason of (a) any disability or other defense of the Borrower, (b) the cessation from any cause whatsoever of the liability of the Borrower, (c) any act or omission of the Lender or others which directly or indirectly, by operation of law or otherwise, results in or aids the discharge or release of the Borrower or any security given to or held by the Lender in connection with the Guaranteed Obligations;

          (vi) any and all other suretyship defenses under applicable law; and

          (vii) the benefit of any statute of limitations affecting the Guaranteed Obligations or the Guarantor's liability hereunder or the enforcement hereof.

In connection with the foregoing, the Guarantor covenants that this Guaranty shall not be discharged, except by complete performance of the obligations contained herein and the payment and discharge in full of all of the Liabilities and termination of all Financing Agreements (including without limitation any commitments with respect to the Liabilities). All waivers granted by the Guarantor hereunder shall be unconditional and irrevocable irrespective of whether the Guaranteed Obligations have been paid in full by the Guarantor or any other party.

     D. The Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of the Borrower, of any and all endorsers and/or other guarantors of all or any part of the Guaranteed Obligations and of all other circumstances bearing upon the risk of nonpayment and nonperformance of the Guaranteed Obligations, or any part thereof, and the Guarantor hereby agrees that the Lender shall not have any duty to advise the Guarantor of information known to the Lender regarding such condition or any such circumstances. In the event the Lender, in its sole discretion, undertakes at any time or from time to time to provide any such information to the Guarantor, the Lender shall not have any obligation (i) to undertake any investigation, whether or not a part of its regular business routine, (ii) to disclose any information which the Lender wishes to maintain confidential or (iii) to make any other or future disclosures of such information or any other information of the Guarantor.

     E. The Guarantor shall not take any action which would, directly or indirectly, result in an Event of Default or Default under the Loan Agreement.

     6. Default; Remedies.

            A. The obligationtor of the Guaranteed Obligations or any other Person. If any of the Guaranteed Obligations are not paid when due (and the applicable grace period has expired), or upon the occurrence and during the continuance of any Default, the Lender may, at its sole election, proceed directly and at once, without notice, against the Guarantor to collect and recover the full amount or any portion of the Guaranteed Obligations, without first proceeding against the Borrower, any other guarantor of all or part of the Guaranteed Obligations or any other Person, or against any Collateral or any other security for the Guaranteed Obligations or the obligations of the Guarantor or any other guarantor under any guaranty; provided, however, if any Default specified in Subsection 9.1(G), (H), (I) or (J) of the Loan Agreement shall occur and be continuing, the Guarantor shall, at the option of the Lender, pay to the

Lender the full amount which would be payable under this Guaranty, if all of the Liabilities were then due and payable.

     B. To secure the full and prompt payment and performance of the Guaranteed Obligations and the Guarantor's obligations under this Guaranty, the Guarantor hereby grants to the Lender a right of setoff against and a continuing security interest in all of the Guarantor's now or hereafter acquired balances, credits, deposits, accounts, monies and any other property and interests in property of every kind or description of or in the Guarantor's name now or hereafter coming into the actual possession, custody or control of the Lender or any agent or affiliate of the Lender in any way or for any purpose (whether for safekeeping, deposit, custody, pledge, transmission, collection or otherwise). At any time after any Default, the Lender may, without notice to the Guarantor and regardless of the acceptance of any security or collateral for the payment hereof, appropriate and apply toward the payment of the Guaranteed Obligations
(i) any indebtedness due or to become due frany balances, credits, deposits, accounts, monies or other property of or in the name of the Guarantor at any time held by or coming into the possession, custody or control of the Lender or any agent or affiliate of the Lender.

     C. The Guarantor hereby authorizes and empowers the Lender, in its sole discretion, without any notice (except notices required by law to the extent such notice as a matter of law may not be waived) or demand to the Guarantor whatsoever and without affecting the obligations of the Guarantor hereunder, to exercise any right or remedy which the Lender may have available to it, including, but not limited to, foreclosure by one or more judicial or nonjudicial sales, and to the extent permitted by applicable law, the Guarantor hereby waives any defense to the recovery by the Lender against the Guarantor of any deficiency after such action and the Guarantor expressly waives any defense or benefits that may be derived from statutes and laws relating thereto. No exercise by the Lender of, and no omission of the Lender to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of the Lender against the Guarantor, any other guarantor, maker or endorser or any security shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Guarantor's obligations hereunder or give to the Guarantor any right of recourse against the Lender.

     D. The Guarantor consents and agrees that the Lender shall not be under any obligation to make any demand upon or pursue or exhaust any of its rights or remedies against the Borrower or any guarantor or any other Person with respect to the Guaranteed Obligations, or to pursue or exhaust any of its rights or remedies with respect to any security therefor, or any direct or indirect guaranty thereof or any security for any such guaranty, or to marshal any assets in favor of the Guarantor or against or in payment of any or all of the Guaranty in any particular order. All of Lender's rights and remedies provided for herein, in the Loan Agreement and the other Financing Agreements or otherwise available to the Lender under applicable law, shall be cumulative and non-exclusive to the extent permitted by law. Without limiting the generality of the foregoing, to the extent permitted by applicable law, the Guarantor hereby agrees that it will not invoke or utilize any law which might cause delay in or impede the enforcement of the rights under this Guaranty or any of the Financing Agreements.

     E. Demand, presentment, protest and notice of nonpayment are hereby waived by the Guarantor. The Guarantor also waives the benefit of all valuation, appraisal and exemption law.

     7. Miscellaneous.

     A. This Guaranty shall be irrevocable. If notwithstanding the provisions of this Guaranty, the Guarantor is entitled by law to revoke or terminate this Guaranty other than as is expressly provided for herein, the Guarantor agrees that this Guaranty shall continue in full force and effect and any such revocation or termination shall not become effective until at least thirty (30) days after written notice of revocation of this Guaranty, specifically referring hereto (and identifying the effective date (the "Revocation Date") of such revocation which shall be at least thirty (30) days after the Lender's receipt thereof), signed by the Guarantor, is given to the Lender and is actually received by the Lender. Such revocation shall not affect the right and power of the Lender to enforce rights arising prior to the Revocation Date. If, in reliance on this Guaranty, the Lender makes loans or takes other action after the revocation by the Guarantor but prior to the Revocation Date, the rights of the Lender with respect thereto shall be the same as if such revocation had not occurred.

     B. This Guaranty shall be binding upon the Guarantor and upon its successors and assigns and shall inure to the benefit of the Lender and its successors and assigns; all references herein to the Borrower and to the Guarantor shall be deemed to include their respective successors and assigns andrs and assigns shall include, without limitation, a receiver, trustee or debtor-in-possession of or for the Borrower. This Guaranty shall be enforceable by Lender or any of Lender's successors or assigns and any such successors and assigns shall have the same rights and benefits as the Lender hereunder. Notwithstanding anything herein to the contrary, the Guarantor may not assign or otherwise transfer its rights or obligations under this Guaranty without the prior written consent of the Lender.

     C. All references to the singular shall be deemed to include the plural where the context so requires. All representations, warranties and covenants contained herein shall survive the execution and delivery of this Guaranty, the transfer by Lender of any interest in the Guaranteed Obligations or under the Financing Agreements, and may be relied upon by any assignee or successor of Lender regardless of any investigation made at any time by or on behalf of Lender or any such assignee or successor. The Guarantor acknowledges the Lender's acceptance hereof and reliance hereon.

     D. No course of dealing and no delay on the part of the Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Lender of any right or remedy shall preclude any further exercise thereof, nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon the Lender, except as expressly set forth in a writing duly signed and delivered by the Lender. The Lender's failure at any time or times hereafter to require strict performance by the Borrower or the Guarantor or any other Person of any of the provisions, warranties, terms and conditions contained in the Loan Agreement, any of the other Financing Agreements or any promissory note, security agreement, agreement, guaranty, instrument or document now or at any time or times hereafter executed by the Borrower or the Guarantor or any other Person and delivered to the Lender shall not waive, affect or diminish any right of thance thereof and such right shall not be deemed to have been waived by any act or knowledge of the Lender, its agents, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer or agent of the Lender and directed to the Borrower or the Guarantor or other Person, as the case may be, specifying such waiver. All Defaults under the Loan Agreement and all defaults under this Guaranty shall continue until the same are waived in a writing directed to the Guarantor in accordance with this paragraph. No waiver of any default shall operate as a waiver of any other default or the same default on a future occasion, and no action by the Lender permitted hereunder shall in any way affect or impair the Lender's rights or the obligations of the Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal and/or interest owing by the Borrower to the Lender shall be conclusive and binding on the Guarantor irrespective of whether it was a party to the suit or action in which such determination was made.

     E. THIS GUARANTY SHALL BE DEEMED TO HAVE BEEN EXECUTED, AND WAS DELIVERED AND ACCEPTED, IN CHICAGO, ILLINOIS. THIS GUARANTY SHALL BE CONSTRUED IN ALL RESPECTS IN ACCORDANCE WITH, AND GOVERNED BY, AND ANY DISPUTE BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO

OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY AND WHETHER ARISING IN CONTRACT, TORT, EQUITY OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH, THE INTERNAL LAWS (AS OPPOSED TO THE CONFLICTS OF LAW PROVISIONS) AND DECISIONS OF THE STATE OF ILLINOIS.

     F. WHENEVER POSSIBLE, EACH PROVISION OF THIS GUARANTY SHALL BE INTERPRETED IN SUCH A MANNER AS TO BE EFFECTIVE AND VALID UNDER APPLICABLE LAW, BUT IF ANY PROVISION OF THIS GUARANTY SHALL BE PROHIBITED BY OR INVALID UNDER APPLICABLE LAW, SUCH PROVISION SHALL BE
INEFFECTIVE ONLY TO TH THE REMAINDER OF SUCH PROVISION OR THE REMAINING PROVISIONS OF THIS GUARANTY.

     G. (i) EXCEPT AS PROVIDED IN SUBPARAGRAPH 7.G(ii) BELOW, THE LENDER AND THE GUARANTOR AGREE THAT ALL DISPUTES BETWEEN THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED ONLY BY STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, ILLINOIS, BUT RECOGNIZING THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE BY A COURT LOCATED OUTSIDE OF COOK COUNTY, ILLINOIS. THE GUARANTOR WAIVES IN ALL DISPUTES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (ii) THE GUARANTOR AGREES THAT THE LENDER SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS PROPERTY ("PROPERTY") IN A COURT IN ANY LOCATION TO ENABLE THE LENDER TO REALIZE ON ANY SECURITY FOR THE GUARANTEED OBLIGATIONS OR THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER. THE GUARANTOR AGREES THAT IT WILL NOT ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY THE LENDER TO REALIZE ON THE PROPERTY, OR ANY SECURITY FOR THE GUARANTEED OBLIGATIONS OR THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY, OR TO ENFORCE A JUDGMENT OR OTHER

COURT ORDER IN FAVOR OF THE LENDER. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH THE LENDER HAS COMMENCED A PROCEEDING DESCRIBED IN THIS PARAGRAPH 7.G.

     H. THE GUARANTOR HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND IRREVOCABLY APPOINTS CT CORPORATION SYSTEM, 208 SOUTH LASALLE STREET, CHICAGO, ILLINOIS 60604, ITS AGENT, AS THE GUARANTOR'S AGENT FOR THE PURPOSE OF ACCEPTING ON BEHALF OF THE GUARANTOR SERVICE OF PROCESS WITHIN THE STATE OF ILLINOIS (THE "SP AGENT"). THE LENDER AGREES TO PROMPTLY FORWARD BYAGENT TO THE GUARANTOR AT ITS ADDRESS SET FORTH IN PARAGRAPH 7.O BELOW. THE GUARANTOR HEREBY CONSENTS TO SERVICE OF PROCESS AS AFORESAID. THE GUARANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF THE COURTS REFERRED TO IN PARAGRAPH 7.G ABOVE IN ANY SUCH ACTION OR PROCEEDING BY MAILING COPIES OF SUCH SERVICE BY REGISTERED MAIL, POSTAGE PREPAID TO THE GUARANTOR AT SAID ADDRESS. NOTHING IN THIS GUARANTY SHALL AFFECT THE RIGHT OF THE LENDER TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. ANY FAILURE TO RECEIVE SUCH COPY SHALL NOT AFFECT IN ANY WAY THE SERVICE OF SUCH PROCESS.

     I. THE GUARANTOR AND THE LENDER WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE LENDER AND THE GUARANTOR ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO. THE GUARANTOR AND THE LENDER HEREBY AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS GUARANTY WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     J. THE GUARANTOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE LENDER IN CONNECTION WITH ANY JUDICIAL PROCESS OR PROCEEDING TO OBTAIN POSSESSION OF, REPLEVY, ATTACH, OR LEVY UPON ANY SECURITY FOR THE GUARANTEED OBLIGATIONS OR THE GUARANTOR'S OBLIGATIONS UNDER THIS GUARANTY, TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF THE LENDER, OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER, PRELIMINARY OR PERMANENT INJUNCTION, THIS GUARANTY, OR ANY OF THE OTHER AGREEMENT OR DOCUMENT BETWEEN THE LENDER ANDs of the agreement between the Lender and the Guarantor relating to the subject matter hereof. The terms or provisions of this Guaranty may not be waived, altered, modified or amended except in a writing duly executed by the party to be charged thereby.

     L. Neither the Lender nor any of its affiliates, directors, officers, agents, attorneys or employees shall be liable to the Guarantor for any action taken, or omitted to be taken, by it or them or any of them under this Guaranty, the Loan Agreement or the Financing Agreements or in connection therewith.

     M. The Guarantor warrants and agrees that each of the waivers set forth in this Guaranty are made with full knowledge of their significance and consequences and that, under the circumstances, the waivers are reasonable. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective to the maximum extent permitted by law. Should any one or more provisions of this Guaranty be determined to be illegal or unenforceable, all other provisions hereof shall nevertheless remain effective.

     N. Captions are for convenience only and shall not affect the meaning of any term or provision of this Guaranty.

     O. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (i) three (3) days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation or answerback if sent by telecopy, or other similar facsimile transmission, (iii) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid, or (iv) when delivered, if hand-delivered by messenger, all of which shall be properly addressed to the Person to be notified, and sent to the address or number indicated as follows:

            (i)   If to the Lender at:

                  American National Bank and
                    Trust Company of Chicago
                  33 North LaSalle Street
                  Chicago, Illinois 60690
                  Attention:   Dennis E. Harrison
                  Telecopy:    312/661-6929
                  Confirmation: 312/661-5707

            (ii)  If to the Guarantor at:

                  HRM Holdings Corp.
                  15 Gilpin Avenue
                  Hauppauge, New York 11788
                  Attention:   George Fishman
                  Telecopy:    516/234-0346
                  Confirmation: 516/234-0200

                  with a copy of such notice to:

                  Warshaw Burstein Cohen Schlesinger & Kuh, LLP
                  555 Fifth Avenue
                  New York, New York 10017
                  Attention:   Frederick R. Cummings, Jr., Esq.
                  Telecopy:    212/972-9150
                  Confirmation: 212/984-7807

or to such other address or number as the Guarantor or the Lender designates to the other in the manner herein prescribed.

     P. The Guarantor acknowledges that any breach by the Guarantor of any of the provisions of this Guaranty will cause irreparable injury to the Lender and there is no adequate remedy at law for a breach of the provisions of this Guaranty. The Guarantor agrees that the Lender will have the immediate right, upon such breach, to obtain temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and that the granting of any such relief shall not preclude the Lender from pursuing any other available relief or remedies for such breach.

     Q. This Guaranty may be executed and accepted in any number of counterparts each of which shall be an original with the same effect as if the signatures thereto and hereto were on the same instrument. The delivery of an executed counterpart of a signature page or acceptance to this Guaranty by telecopier shall be effective as delivery of a manually executed counterpart of this Guaranty.

     R. THE GUARANTOR ACKNOWLEDGES AND REPRESENTS TO THE LENDER THAT IT HAS BEEN REPRESENTED AND ADVISED BY COUNSEL WITH RESPECT TO THIS GUARANTY AND THE OTHER FINANCING AGREEMENTS TO WHICH IT IS A PARTY, THE TRANSACTIONS GOVERNED BY THIS GUARANTY AND THE OTHER FINANCING AGREEMENTS.

     S. This Guaranty shall become effective at the Effective Time.

     T. The Original Guaranty is amended and restated in its entirety in the form hereof as of the effectiveness of this Guaranty; provided, however, any representations and warranties made by the Guarantor to the Lender shall survive the execution and delivery hereof.

     IN WITNESS WHEREOF, the Guarantor has made this Guaranty as of the date first above written.

                                          HRM HOLDINGS CORP.


                                          By: /s/ Charles Kavanagh
                                             ---------------------------
                                          Title: Vice President
                                                -----------------------


Acknowledged and agreed to
in Chicago, Illinois, as of this
30th day of October, 1996:

AMERICAN NATIONAL BANK AND
 TRUST COMPANY OF CHICAGO


By: /s/ Catherine Saccany
   -------------------------------
Title:  Vice President
      ----------------------------